UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 08, 2011 (Date of earliest event reported)
Pennichuck Corporation (Exact name of registrant as specified in its charter)

NH (State or other jurisdiction of incorporation)	0-18552 (Commission File Number)	02-0177370 (IRS Employer Identification Number)

25 Manchester Street, Merrimack, New Hampshire (Address of principal executive offices)		03054 (Zip Code)
603-882-5191 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On August 8, 2011, Pennichuck Corporation issued a press release announcing its financial results for the fiscal quarter ended June 30, 2011. The full text of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information contained in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission under the Exchange Act or the Securities Act of 1933, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

The following Exhibit relating to Item 2.02 shall be deemed "furnished", and not "filed":

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Pennichuck Corporation dated August 08, 2011

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 08, 2011	PENNICHUCK CORPORATION By: /s/ Thomas C. Leonard Thomas C. Leonard Chief Financial Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Pennichuck Corporation dated August 08, 2011